UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2017

RXi PHARMACEUTICALS

CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 29, 2017, representatives of RXi Pharmaceuticals Corporation participated in the Society for Investigative Dermatology (SID) 76th Annual Meeting in Portland, Oregon. A copy of the posters to be used during the conference are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The posters, titled Topical Application of Self-delivering RNAi (sd-rxRNA®) Compounds for Reduction of Hyperpigmentation and Prevention of UVR Induced MMP1 Upregulation with an MMP1 Targeting Self-delivering RNAi (sd-rxRNA®) Compound May Reduce the Effects of Skin Photo-aging, are also available under the “Investors – Presentations & Posters” section of the Company’s website, www.rxipharma.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Conference Poster, dated April 29, 2017.

99.2	Conference Poster, dated April 29, 2017.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXi PHARMACEUTICALS CORPORATION

Date: May 1, 2017	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc. Chief Executive Officer

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